CERTIFICATION


I, George W. Gatch, certify that:

1. I have reviewed this report on Form N-SAR of JPM Intermediate Bond Fund and JPMorgan
Bond Fund II, each a series of Mutual Fund
Select Group:

2.  Based on my knowledge, this report does
not contain any untrue statement of a
material fact or omit to state a
material fact necessary to make the
statements made, in light of the
circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial
information included in this report,
and the financial statements on which
the financial information is based,
fairly present in all material
respects the financial condition,
results of operations, changes in
net assets, and cash flows
(if the financial statements are
required to include a statement
of cash flows) of the registrant as
of, and for, the periods presented
in this report;

4. The registrant's other certifying
officers and I are responsible for
establishing and maintaining
disclosure controls and procedures
(as defined in rule 30a-2(c)
under the Investment Company Act)
for the registrant and have:
a) designed such disclosure controls
and procedures to ensure that
material information relating to the
registrant, including its consolidated
subsidiaries, is made known to us by
others within those entities,
particularly during the period in
which this report is being prepared;
b) evaluated the effectiveness of the
registrant's disclosure controls and
procedures as of a date within 90 days
prior to the filing date of this report
(the "Evaluation Date"); and
c) presented in this report our
conclusions about the effectiveness
of the disclosure controls and
procedures based on our evaluation
as of the Evaluation Date;

5. The registrant's other certifying
officers and I have disclosed, based
on our most recent evaluation, to the
registrant's auditors and the audit
committee of the registrant's board
of directors (or persons performing
the equivalent functions):
a) all significant deficiencies in the
design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
b) any fraud, whether or not material,
that involves management or other
employees who have a significant role
in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.





\s\George W. Gatch
______________________________________
George W. Gatch
President

October 25, 2002
______________________________________
Date